EXHIBIT 32.1
CERTIFICATION OF CEO PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Trimble Inc. (the “Company”) for the period ended January 3, 2020 as amended by Amendment No. 1 to the Annual Report on Form 10-K/A of the Company as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert G. Painter, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

•	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert G. Painter
Robert G. Painter
Chief Executive Officer
May 22, 2020